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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 6, 2000

BEST BUY CO., INC.
(Exact name of Registrant as specified in its Charter)

Minnesota
(State or other Jurisdiction of Incorporation)

1-9595 (Commission File Number)	41-0907483 (I.R.S. Employer Identification No.)
7075 Flying Cloud Drive Eden Prairie, Minnesota (Address of Principal Executive Offices)	55344 (Zip Code)

Registrant's telephone number, including area code: (952) 947-2000

ITEM 5.  OTHER EVENTS.

    On December 7, 2000, Best Buy Co., Inc. ("Best Buy"), a Minnesota corporation, announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated December 6, 2000, by and among Best Buy, EN Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Best Buy ("Purchaser"), and Musicland Stores Corporation, a Delaware corporation (the "Company"). Pursuant to the Merger Agreement, (1) Purchaser will commence a cash tender offer to acquire all of the issued and outstanding shares of common stock of the Company, par value $.01 per share (the "Company Common Stock"), at a price of $12.55 per share in cash (the "Offer"), and (2) following completion of the tender offer, Purchaser will be merged with and into the Company with the Company becoming a wholly-owned subsidiary of Best Buy (the "Merger"). In the Merger, all shares of Company Common Stock not tendered to Purchaser in the Offer will be converted into the right to receive the cash amount payable in the Offer, without interest.

    The Offer and the Merger are subject to the satisfaction of customary closing conditions, including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and there being validly tendered at least 67% of the Company's Common Stock. Shareholders holding approximately 34% of the Company's outstanding Common Stock have agreed to tender their shares in accordance with the Shareholder Support Agreements. This description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement together with a Stock Option Agreement and Shareholder Support Agreements, which are attached hereto as Exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

c)
Exhibits

    The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated December 6, 2000, by and among Best Buy Co., Inc., EN Acquisition Corp. and Musicland Stores Corporation.
2.2	Stock Option Agreement, dated December 6, 2000, by and between EN Acquisition Corp. and Musicland Stores Corporation.
2.3	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Jack W. Eugster.
2.4	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Keith A. Benson.
2.5	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Kenneth F. Gorman.
2.6	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and William A. Hodder.
2.7	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Josiah O. Low, III.
2.8	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Terry T. Saario.

2.9	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Alfred Teo and Annie Teo.
2.10	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and M.A.A.A. Trust FBO Mark, Andrew, Alan and Alfred Teo, Jr.
2.11	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Tom F. Weyl.
2.12	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Michael W. Wright.
99.1
Press Release issued by the Registrant on December 7, 2000. Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEST BUY CO., INC. (Registrant)
	By:	/s/ ALLEN U. LENZMEIER Name: Allen U. Lenzmeier Title: Executive Vice President and Chief Financial Officer
Date: December 8, 2000

BEST BUY CO., INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated December 6, 2000, by and among Best Buy Co., Inc., EN Acquisition Corp. and Musicland Stores Corporation.
2.2	Stock Option Agreement, dated December 6, 2000, by and between EN Acquisition Corp. and Musicland Stores Corporation.
2.3	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Jack W. Eugster.
2.4	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Keith A. Benson.
2.5	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Kenneth F. Gorman.
2.6	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and William A. Hodder.
2.7	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Josiah O. Low, III.
2.8	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Terry T. Saario.
2.9	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Alfred Teo and Annie Teo.
2.10	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and M.A.A.A. Trust FBO Mark, Andrew, Alan and Alfred Teo, Jr.
2.11	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Tom F. Weyl.
2.12	Shareholder Support Agreement, dated December 6, 2000, by and between Best Buy Co., Inc., EN Acquisition Corp. and Michael W. Wright.
99.1	Press Release issued by the Registrant on December 7, 2000.

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SIGNATURES